Exhibit 99.2

AmericanWest Bancorporation Investor Presentation - October 2006

Safe Harbor Statement This document and the attachments hereto contain comments and information that constitute "forward- looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements herein are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the companies' operations, pricing and services; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. When used in this document, the words "believes," "estimates," "expects," "should," "anticipates" and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

This press release may be deemed to be offering or solicitation materials of AmericanWest Bancorporation and Far West Bancorporation in connection with the proposed merger of Far West with and into AmericanWest. Shareholders are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4, which AmericanWest will file with the SEC in connection with the proposed acquisition, because both will contain important information about AmericanWest, Far West, the acquisition and related matters. The directors and executive officers of AmericanWest and Far West may be deemed to be participants in the solicitation of proxies from their respective shareholders. Information regarding AmericanWest's participants and their security holdings can be found in its most recent proxy statement filed with the SEC, and information for both AmericanWest and Far West participants in the joint proxy statement/prospectus when it is filed with the SEC. All documents filed with the SEC are or will be available for free, both on the SEC web site (http://www.sec.gov) and by directing requests to: For AmericanWest: AmericanWest Bancorporation Attention: Investor Relations 41 West Riverside Avenue, Suite 400 Spokane, WA 99201 Email: investorinfo@awbank.net Phone: 509.232.1536 For Far West: Far West Bancorporation Attention: President 201 East Center Street, Provo, UT 84606 Email: donn@farwestbank.com Phone: 801.342.6061 Safe Harbor Statement (cont'd)

Strategic Opportunity Merger with a high performance, well established Utah institution Expansion into high growth markets Consistent with AWBC current strategic plan Significantly accelerates existing Utah expansion initiative Platform to enhance shareholder and franchise value Positions Company for long term growth

AWBC (43) Far West (16) > 10% population growth 5 - 10% population growth > 10% population growth 5 - 10% population growth > 10% Population growth 5 - 10% Population growth 5 - > 10% population growth 5 - 10% population growth > 10% population growth 5 - 10% population growth > 10% Population growth 5 - 10% Population growth 5 - Geographic Footprint High Growth Markets Source: SNL Financial, ESRI; Demographic and deposit data as of 6/30/05

Far West (16) Utah High Growth Markets Source: SNL Financial, ESRI; Demographic and deposit data as of 6/30/05 > 10% population growth 5 - 10% population growth > 10% population growth 5 - 10% population growth > 10% Population growth 5 - 10% Population growth 5 - > 10% population growth 5 - 10% population growth > 10% population growth 5 - 10% population growth > 10% Population growth 5 - 10% Population growth 5 -

Projected Population Growth by MSA (2006-2011) Far West - High Growth Market AWBC Strategic Opportunity Strong Projected Growth in Major Markets National Average = 6.66% Source: SNL Financial, ESRI; Demographic data as of 6/30/05

Far West Deposit Market Share Source: SNL Financial; Deposit data as of 6/30/05

Source: SNL Financial, Financials as of and for the quarter ending 6/30/06 Note: Pro forma does not include merger adjustments Assets: $1,376,210 $405,339 $1,781,549 Loans: $1,180,229 $325,401 $1,505,630 Deposits: $1,065,625 $347,842 $1,413,467 Financial Centers: 43 16 59 AWBC Far West Pro Forma ($000s) Pro Forma Franchise

Consideration: $150 million Additional Consideration: One Time Special Dividend (to bring capital at close to $50M) Structure: 80% Stock / 20% Cash Exchange Ratio: Fixed (20 day average prior to the 3 days prior to close of transaction) Board of Directors: 2 Board Seats Termination Fee: $5 million Terms of the Transaction

Transaction Multiples Price/Book Value 2.75x 3.00x 3.28x Price/Tangible Book Value 2.91x 3.18x 3.35x Price/LTM Earnings Per Share 15.01x 20.82x Premium/Core Deposits 32.17% 33.64% 27.87% Western M&A Median Multiples** Source: SNL Financial; Financials as of and for the quarter ending 6/30/06 * Includes one time special dividend to bring capital at close to $50mln ** Western M&A Transactions $100-$250 in Deal Value, last 12 months as of 10/16/06 As Reported As Adjusted*

Transaction Overview Target accretion of $0.03 for 2007 Anticipated IRR in excess of 15% Assumptions: 15% cost savings or $2.5 million Core Deposit Intangible of 5% with accelerated amortization cost of $3.6 million Deal related costs of $2.3 million No modeled revenue enhancements

Equity/ Assets: 10.80% 13.45% 14.20% Tg. Equity/Tg. Assets: 8.05% 12.82% 7.05% Tier 1 Leverage Ratio: 9.75% 13.37% 10.82% Total Capital Ratio: 11.52% 15.59% 12.02% AWBC Far West Pro Forma* Pro Forma Capital Ratios Financials as of and for the quarter ending 6/30/06 * Pro Forma assumes one time special dividend to bring capital at close to $50 million

ROAA: 0.82% 2.80% ROAE: 7.58% 20.50% Net Interest Margin: 5.07% 8.40% Efficiency Ratio: 69.33% 45.78% NCOs to Average Loans: 0.26% 0.18% NPAs to Assets 1.05% 0.55% Reserves to NPLs 107.00% 364.41% AWBC Far West Financial Highlights Financials as of and for the quarter ending 6/30/06

Source: FFIEC as of 6/30/06 AWBC Far West Pro Forma Pro Forma Loan Composition

AWBC Far West Pro Forma Pro Forma Deposit Composition Source: ABWC 10-Q and Far West Company financials as of 6/30/06

Accretive to earnings per share Pro forma Company remains strongly capitalized Opportunity to enhance the Far West franchise Increased legal lending limit Addition of products and services Enhancement to technological and operational infrastructure Increase to Shareholder Value

Strong cultural compatibility Larger customer base through expanded branch network Executive management with in-market Utah experience Combined entities fill a community banking niche Far West brand to be retained in Utah Key Far West leadership, management and customer contacts to be retained Increase to Franchise Value

Appendix

Source: SNL Financial, reported financial data as of 6/30/06 * Select peer group companies in ID, MT, NV, OR, UT, WA * Far West Bancorporation Strong Operating Performance

Source: SNL Financial Appendix Far West Bancorporation Consolidated Balance Sheet ($ in thousands, unaudited)

Far West Bancorporation Income Statement ($ in thousands) Source: SNL Financial Appendix